UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011 (December 16, 2010)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

900 NW 63rd Street, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 935-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 22, 2010, Chesapeake Midstream Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from affiliates of Chesapeake Energy Corporation (“Chesapeake”). The assets included in the acquisition (the “Springridge Assets”) are located in the Haynesville Shale primarily in Louisiana. The Partnership acquired the Springridge Assets for $500 million and the acquisition was funded through an approximate $234 million draw on the Partnership’s revolving credit facility plus cash on hand. The terms of the transaction were approved by the Board of Directors of the Partnership’s general partner and by the Board’s Conflicts Committee. The acquisition closed on December 21, 2010 with an economic effective date of December 1, 2010.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of the Springridge Assets and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Financial Statements of the Springridge Assets as of and for the nine months ended September 30, 2010 (unaudited) and as of and for the year ended December 31, 2009, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of the Springridge Assets as of and for the nine months ended September 30, 2010 (unaudited) and as of and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

	By:	Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: February 11, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Financial Statements of the Springridge Assets as of and for the nine months ended September 30, 2010 (unaudited) and as of and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2010 and as of and for the year ended December 31, 2009.